UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
SCM MICROSYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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# *** Exercise Your *Right* to Vote ***

**IMPORTANT NOTICE** Regarding the Availability of Proxy Materials

SCM MICROSYSTEMS, INC.

BROKER
LOGO
HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
1234 ANYWHERE STREET
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## Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** August 31, 2009
**Date:** October 29, 2009 **Time:** 10:00 AM PST
**Location:** SCM Microsystems, Inc.
1900 Carnegie Avenue,
Building B
Santa Ana, CA 92705

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

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# — Before You Vote —

How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

1. Form 10-K  2. Notice & Proxy Statement

**How to View Online:**

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2009 to facilitate timely delivery.

# — How To Vote —

Please Choose One of The Following Voting Methods

**Vote In Person:** If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

**Vote By Internet:** To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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**Voting items**

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

**Nominees**

01 Werner Koepf    02 Lawrence Midland    03 Simon Turner

**The Board of Directors recommends you vote FOR the following proposal(s):**

2 To amend the Company's Fourth Amended and Restated Certificate of Incorporation to increase the amount of Common Stock authorized by 20,000,000 shares

3 To Amend the Company's 2007 Stock Option Plan to Increase the Number of Shares Reserved for Issuance by 2,000,000 shares

4 To ratify the appointment of Deloitte & Touche as the Company's independent registered public accountants for the fiscal year ending December 31, 2009

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control InformationVoting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TOBANKS AND BROKERSR2.09.05.010 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE00000295254 Broadridge Internal Use Only P99999-010 Job #THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # 12Sequence15 # # of # Sequence # # OF #